EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO THE SHAREHOLDERS AGREEMENT

This Amendment (this “Amendment”) dated as of October 4, 2016, is made by Affinion Group Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Shareholders Agreement (as defined below).

RECITALS

A. The Company entered into a Shareholders Agreement, dated as of November 9, 2015, with the investors party thereto (the “Shareholders Agreement”), to which various investors executed joinders in connection with the exchange offers and rights offering of the Company and its subsidiaries which were consummated on November 9, 2015.

B. Pursuant to Sections 2.1(b)(i) and 6.11(c) of the Shareholders Agreement, prior to a Public Listing the Company is obligated to take all necessary action to cause the Board to be comprised of five (5) directors.

C. The Company desires to amend Section 2.1(b)(i) of the Shareholders Agreement to change the size of the Board to six (6) directors.

D. The holders of Outstanding Company Common Stock whose approval constitutes a Stockholder Majority Vote have consented to this Amendment by written consent, effective as of July 19, 2016.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Shareholders Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to the Shareholders Agreement.

Section 2.1(b)(i) – Board of Directors – Election of Directors. Section 2.1(b)(i) of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

The board of directors of the Company (the “Board”) shall be comprised of six (6) Directors, divided as evenly as possible into three (3) classes of Directors.

2. Miscellaneous.

a. The provisions of Sections 6.3 to 6.7 and 6.11 to 6.19 of the Shareholders Agreement are hereby incorporated by reference, mutatis mutandis, as if such provisions were set forth fully herein.

b. This Amendment, the Shareholders Agreement and the other agreements expressly referenced in the Shareholders Agreement constitute the complete and exclusive statement of agreement among the Company and the Stockholders with respect to the subject matter hereof and supersede all prior written and oral statements by and among the Company and the Stockholders or any of them, and except as otherwise specifically contemplated by this Amendment or the Shareholders Agreement, no representation, statement, or condition or warranty not contained in this Amendment or the Shareholders Agreement will be binding on the Stockholders or the Company or have any force or effect whatsoever.

c. Except as specifically amended hereby, the Shareholders Agreement shall remain in full force and effect.

*        *        *         *        *

IN WITNESS WHEREOF, this Amendment is executed by the undersigned to be effective as of the date first written above.

THE COMPANY:
AFFINION GROUP HOLDINGS, INC.

By:	/s/ Gregory S. Miller

Name: Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

Allianz Global Investors

By:	/s/ William Stickney

Name: William Stickney
Title: Managing Director

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

EMPYREAN CAPITAL FUND, LP

By:	/s/ C. Martin Meekins

Name: C. Martin Meekins
Title: Authorized Person

EMPYREAN CAPITAL MASTER OVERSEAS FUND, LTD.

By:	/s/ C. Martin Meekins

Name: C. Martin Meekins
Title: Authorized Person

EMPYREAN CAPITAL FUND, LP

By:	/s/ C. Martin Meekins

Name: C. Martin Meekins
Title: Authorized Person

P EMP LTD.

By:	/s/ C. Martin Meekins

Name: C. Martin Meekins
Title: Authorized Person

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP

By:	/s/ Arthur H. Penn

Name: Arthur H. Penn
Title: Managing Member of PennantPark Capital, LLC, which is the General Partner of the Fund

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn

Name: Arthur H. Penn
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn

Name: Arthur H. Penn
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

Third Avenue Trust, on behalf of the Third Avenue Focused Credit Fund

By:	/s/ W. James Hall

Name: W. James Hall
Title: President

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

WINGSPAN MASTER FUND, LP
By:	Wingspan GP, LLC, its general partner

By:	/s/ Brendan Driscoll

Name: Brendan Driscoll
Title: COO/CFO

[Signature Page to Amendment No. 1 to the Shareholders Agreement]